SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                             ---------------

                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF

                   THE SECURITIES EXCHANGE ACT OF 1934

                             ---------------

   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 19, 2001

                       TALK AMERICA HOLDINGS, INC.
            (Exact Name of Registrant as Specified in Charter)


                   DELAWARE                           000-26728
      (State or Other Jurisdiction            (Commission File Number)
             of Incorporation)

                                23-2827736
                   (I.R.S. Employer Identification No.)

                       TALK AMERICA HOLDINGS, INC.
                        12020 SUNRISE VALLEY DRIVE
                          RESTON, VIRGINIA 20191
       (Address of Principal Executive Offices, Including Zip Code)

                              (703) 391-7500
           (Registrant's telephone number, including area code)

                              NOT APPLICABLE
      (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

Restructure of Financial Obligations to America Online
------------------------------------------------------

         Pursuant to a Restructuring and Note Agreement, dated as of September 19, 2001 (the "Restructuring Agreement"), between Talk America Holdings, Inc. (the "Company") and America Online, Inc. ("AOL"), the Company restructured its financial obligations to AOL that arose under the Investment Agreement that the parties entered into on January 5, 1999 when AOL purchased 4,121,372 shares of the Company's Common Stock from the Company. Under the Restructuring Agreement, the Company issued $54 million principal amount of its 8% Secured Convertible Notes due 2011 in exchange for a release of the Company's obligations under the Investment Agreement to reimburse AOL for losses AOL might incur on the sale of the Company shares that it acquired in January 1999. This contingent reimbursement obligation was reflected on the Company's June 30, 2001 balance sheet at approximately $54 million. As discussed below in connection with the discussion of the changes in the Company's marketing relationship with AOL, the principal amount of these Convertible Notes will be reduced to $34 million upon the Company's marketing payment to AOL that is payable on October 4, 2001. The Convertible Notes are convertible into shares of the Company's Common Stock at the rate of $5.00 per share, may be redeemed by the Company at any time without premium and are subject to mandatory redemption at the option of the holder on the fifth and seventh anniversaries of their issue date. The Company may also elect to pay up to 50% (100% in the case of the first interest payment) of the interest on the Convertible Notes in kind rather than in cash. The Convertible Notes are guaranteed by the Company's principal operating subsidiaries and are secured by a pledge of the Company's and the subsidiaries' assets.

         Also under the Restructuring Agreement, in exchange for and in cancellation of the Company's warrants to purchase 3,721,984 shares of the Common Stock and the Company's related obligation under the Investment Agreement to repurchase such warrants from AOL, the Company issued 3,078,628 additional shares of its Common Stock to AOL, after which AOL holds a total of 7,200,000 shares, or approximately 8.8% of the Company's outstanding Common Stock. The cancelled contingent warrant repurchase obligation was reflected on the Company's June 30, 2001 balance sheet at approximately $32 million. The Company agreed to provide certain registration rights to AOL in connection with the shares of Common Stock issued to it by the Company.

         In connection with these Restructuring Agreement transactions:

o the Investment Agreement, the Security Agreement securing the Company's obligations under the Investment Agreement and the existing Registration Rights Agreement with AOL were terminated in their entirety and the parties were released from any further obligation under these agreements;

o AOL, as the holder of the Convertible Notes, entered into an intercreditor agreement with the lender under the Company's existing secured credit facility; and

o the Company amended its Rights Plan to provide that AOL would not be an "Acquiring Person" by reason of its beneficial ownership of the shares of Common Stock and the Convertible Notes that had been issued by the Company (including in January 1999) to AOL.

         The foregoing is a summary of the terms of the agreements referred to, which summary is qualified in its entirety by reference to the copies of the agreements discussed, which are included as Exhibits 10.1 through 10.5 and 10.9 to this Report

Discontinuance of Marketing Relationship with America Online
------------------------------------------------------------

         In addition to the restructuring of the financial obligations discussed above, the Company and AOL agreed, in a further Amendment, dated as of September 19, 2001, to their Telecommunications Marketing Agreement, to discontinue, effective as of 11:59 p.m. PDT on September 30, 2001, their marketing relationship under the marketing agreement. Under the marketing agreement, the Company provided telecommunications services under the AOL brand through June 2001. In connection with this discontinuance, the Company agreed to pay AOL $6 million for the balance of the marketing services under the marketing agreement, payable in two installments - $2.5 million on September 20, 2001 and the remaining $3.5 million on October 4, 2001. Upon receipt by AOL of the October 4, 2001 payment, AOL will, in lieu of any other payment for the early discontinuance of the marketing relationship, pay the Company $20 million by surrender and cancellation of $20 million principal amount of the Convertible Notes delivered to AOL as discussed above, thereby reducing the outstanding principal amount of the Convertible Notes to $34 million. The Amendment also provided for the payment by the Company of certain expenses related to the marketing until the discontinuance and for the continued servicing and transition of telecommunications customer relationships after the discontinuance of marketing.

         The foregoing is a summary of the terms of the Amendment referred to, which summary is qualified in its entirety by reference to the copy of the Amendment, which is included as Exhibit 10.6 to this Report.

Other - Revised Financial Guidance
----------------------------------
         On September 20, 2001, the Company announced that, in light of the changes in its marketing relationship with AOL discussed above, it was revising its financial guidance for the third and fourth quarters of 2001. The Company revised its EBITDA target for the third quarter to be in the range of $1.0 to $3.0 million and increased its fourth quarter EBITDA estimate to be in the range of $12.0 to $14.0 million. The change in guidance for the third quarter reflects an additional $3.0 million in marketing expenses associated with the restructuring of the AOL marketing relationship and the increased savings associated with the decrease in marketing expenses for the fourth quarter. The change in guidance for the third quarter also reflects an anticipated increase in the Company's provision for doubtful accounts.

         Certain of the statements contained herein may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are identified by the use of forward-looking words or phrases, including, but not limited to, "estimates", "projected", "expects", "expected", "anticipates" and "anticipated". These forward-looking statements are based on the Company's current expectations. Although the Company believes that these statements are reasonable, there can be no assurance that such expectations will prove to have been correct. These statements involve risks and uncertainties and the Company's actual results could differ materially from the Company's expectations. In addition to those factors discussed in the Company's filings with the Securities and Exchange Commission, important factors that could cause such actual results to differ materially include, among others: the Company's business strategy with respect to bundled local and long distance services may not succeed; failure to manage, or difficulties in managing, the Company's growth, including attracting and retaining qualified personnel and opening up new territories for the Company's services; dependence on the availability or functionality of incumbent local telephone companies' networks, as they relate to the unbundled network element platform or the resale of such services; increased price competition in local and long distance services; failure or interruption in the Company's network and information systems; changes in government policy, regulation and enforcement; adverse developments in the Company's relationship with the Company's marketing partners; failure of the marketing of the bundle of the Company's local and long distance services under the Company's direct marketing channels and under the Company's agreements with the Company's various marketing partners; failure to successfully implement a collection management system and credit controls for customers; inability to obtain additional capital required to fully implement the Company's business plan and meet existing obligations; inability to adapt to technological change; competition in the telecommunications industry; inability to manage customer attrition and bad debt expense; and adverse changes in the Company's relationships with third party carriers.





ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.


------------------ -------------------------------------------------------------------------------
10.1               Restructuring and Note Agreement, dated as of September 19, 2001, between the
                   Company and America Online, Inc.
------------------ -------------------------------------------------------------------------------
10.2               Registration Rights Agreement, dated as of September 19, 2001, between the
                   Company and America Online, Inc.
------------------ -------------------------------------------------------------------------------
10.3               Security and Pledge Agreement, dated as of September 19, 2001, among the
                   Company as Grantor, and State Street Bank and Trust Company, N.A., as
                   collateral agent on behalf of America Online, Inc. and America Online, Inc.
------------------ -------------------------------------------------------------------------------
10.4               Master Subsidiary Guarantee, Security Agreement Collateral Assignment And
                   Equity Pledge, dated as of September 19, 2001,  among certain subsidiaries of the Company as Grantors, State Street Bank and Trust Company, N.A., as
                   Collateral Agent on behalf of America Online, Inc., and America Online, Inc.
                   dated as of September 19, 2001.
------------------ -------------------------------------------------------------------------------
10.5               Intercreditor Agreement, dated as of September 19, 2001, between MCG Finance
                   Corporation, as collateral agent for certain MCG Lenders (as defined therein)
                   and State Street Bank And Trust Company, N.A., as collateral agent.
------------------ -------------------------------------------------------------------------------
10.6               Amendment No. 6, effective as of September 19, 2001, among Talk
                   America Inc., the Company and America Online, Inc. which amends that certain
                   Telecommunications Marketing Agreement, dated as of February 22, 1997, as
                   corrected and amended by letter, dated April 23, 1997, and   amended by an
                   Amendment No. 1, dated January 25, 1998, an Amendment No. 2, dated May 14,
                   1998, an Amendment No. 3, effective October 1, 1998,   and an Amendment No.
                   4, effective June 30, 2000 and an Amendment No. 5, effective as of August 1,
                   2000.
------------------ -------------------------------------------------------------------------------
10.7               Consent and Amendment to Talk.Com Loan Documents, dated as of August 10, 2001 by and among Talk America Inc., Access One Communications Corp., the Company,
                   MCG Finance Corporation and MCG Capital Corporation.
------------------ -------------------------------------------------------------------------------
10.8               Consent and Amendment to Talk.Com Loan Documents, dated as of September 19,
                   2001 by and among Talk America Inc., Access One Communications Corp., the
                   Company, MCG Finance Corporation and MCG Capital Corporation.
------------------ -------------------------------------------------------------------------------

------------------ -------------------------------------------------------------------------------
 10.9              First Amendment, dated as of September 19, 2001, to the Rights Agreement dated as of August 19, 1999, by and between Talk America Holdings, Inc. and
                   First City Transfer Company, as Rights Agent.
------------------ -------------------------------------------------------------------------------

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TALK AMERICA HOLDINGS,    INC.

Date: September 21, 2001                 By: /s/ Aloysius T. Lawn, IV
                                             ------------------------
                                         Name: Aloysius T. Lawn, IV
                                         Title: Executive Vice President -
                                         General Counsel and Secretary

                                                             EXHIBIT INDEX

------------------ -------------------------------------------------------------------------------
Exhibit No.                                         Description
-----------                                         -----------
------------------ -------------------------------------------------------------------------------

------------------ -------------------------------------------------------------------------------
10.1               Restructuring and Note Agreement, dated as of September 19, 2001, between the
                   Company and America Online, Inc.
------------------ -------------------------------------------------------------------------------
10.2               Registration Rights Agreement, dated as of September 19, 2001, between the
                   Company and America Online, Inc.
------------------ -------------------------------------------------------------------------------
10.3               Security and Pledge Agreement, dated as of September 19, 2001, among the
                   Company as Grantor, and State Street Bank and Trust Company, N.A., as
                   collateral agent on behalf of America Online, Inc. and America Online, Inc.
------------------ -------------------------------------------------------------------------------
10.4               Master Subsidiary Guarantee, Security Agreement Collateral Assignment And
                   Equity Pledge, dated as of September 19, 2001,  among certain subsidiaries of the Company as Grantors, State Street Bank and Trust Company, N.A., as
                   Collateral Agent on behalf of America Online, Inc., and America Online, Inc.
                   dated as of September 19, 2001.
------------------ -------------------------------------------------------------------------------
10.5               Intercreditor Agreement, dated as of September 19, 2001, between MCG Finance
                   Corporation, as collateral agent for certain MCG Lenders (as defined therein)
                   and State Street Bank And Trust Company, N.A., as collateral agent.
------------------ -------------------------------------------------------------------------------
10.6               Amendment No. 6, effective as of September 19, 2001, among Talk
                   America Inc., the Company and America Online, Inc. which amends that certain
                   Telecommunications Marketing Agreement, dated as of February 22, 1997, as
                   corrected and amended by letter, dated April 23, 1997, and   amended by an
                   Amendment No. 1, dated January 25, 1998, an Amendment No. 2, dated May 14,
                   1998, an Amendment No. 3, effective October 1, 1998,   and an Amendment No.
                   4, effective June 30, 2000 and an Amendment No. 5, effective as of August 1,
                   2000.
------------------ -------------------------------------------------------------------------------
10.7               Consent and Amendment to Talk.Com Loan Documents, dated as of August 10, 2001 by and among Talk America Inc., Access One Communications Corp., the Company,
                   MCG Finance Corporation and MCG Capital Corporation.
------------------ -------------------------------------------------------------------------------
10.8               Consent and Amendment to Talk.Com Loan Documents, dated as of September 19,
                   2001 by and among Talk America Inc., Access One Communications Corp., the
                   Company, MCG Finance Corporation and MCG Capital Corporation.
------------------ -------------------------------------------------------------------------------
10.9               First Amendment, dated as of September 19, 2001, to the Rights Agreement dated as of August 19, 1999, by and between Talk America Holdings, Inc. and
                   First City Transfer Company, as Rights Agent.
------------------ -------------------------------------------------------------------------------